[PIONEER LOGO]

Pioneer
Emerging Markets
Fund

ANNUAL REPORT 11/30/96

Table of Contents
----------------------------------------------------------------------------
Letter from the Chairman                                                  1
Portfolio Summary                                                         2
Performance Update                                                        3
Portfolio Management Discussion                                           6
Schedule of Investments                                                   9
Financial Statements                                                     16
Notes to Financial Statements                                            22
Report of Independent Public Accountants                                 27
Trustees' Fees and Share Ownership                                       28
Trustees, Officers and Service Providers                                 29

Pioneer Emerging Markets Fund
LETTER FROM THE CHAIRMAN 11/30/96

Dear Shareowner,
-------------------------------------------------------------------------------
It is with pleasure that I introduce this report for Pioneer Emerging Markets Fund, covering the year ended November 30, 1996. We wish to welcome new shareowners, particularly those who joined the Fund through Class C Shares, which were introduced on January 31.

Your Fund had a good year, thanks in large part to your portfolio management team's inclination - and ability - to invest in a wide variety of countries. It was clearly an environment that rewarded careful country and company selection, and the Fund's emphasis on buying reasonably priced stocks proved particularly important. As U.S. investors have learned, there can be significant risks for those who chase "hot" stocks; we still think a stock should be purchased because it represents a good value for a company with strong prospects over time. This approach is especially prudent when investing in countries in varying stages of economic development or growth.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the portfolio management team's insights into market conditions, portfolio strategy and results. We hope you find them informative.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Emerging Markets Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Emerging Markets Fund
PORTFOLIO SUMMARY 11/30/96

P o r t f o l i o   D i v e r s i f i c a t i o n
-------------------------------------------------------------------------------

(As a percentage of total investment portfolio)

Other International Securities 0.2%
Short-Term Cash Equivalents 1.7%
International Preferred Stocks 7.8%
Depositary Receipts for International Stocks 30.8%
International Common Stocks 59.5%

G e o g r a p h i c a l   D i s t r i b u t i o n
-------------------------------------------------------------------------------

(As a percentage of equity holdings)

Brazil 16.4%                 Malaysia 1.9%
Hong Kong 11.7%              Pakistan 1.9%
Mexico 10.9%                 Venezuela 1.5%
South Korea 9.4%             Peru 1.2%
Israel 8.9%                  Russia 1.1%
Thailand 7.2%                Spain 1.0%
Turkey 6.5%                  Philippines 1.0%
Argentina 5.5%               Ireland 0.9%
India 3.3%                   Singapore 0.8%
Indonesia 3.1%               Portugal 0.2%
China 2.8%                   Australia 0.2%
Bermuda 2.5%                 Japan 0.1%

10  L a r g e s t   H o l d i n g s
-------------------------------------------------------------------------------

(As a percentage of equity holdings)

 1. Telecommunications            3.47%   6. EK Chor China               2.32%
    Brasileiras SA                           Motorcycle Co., Ltd.
    (Sponsored A.D.R.)
 2. Grupo Iusacell SA (Series L)  3.36    7. Korea First Bank            2.22
     (Sponsored A.D.R.)
 3. ECI Telecommunication Ltd.    2.93    8. China Tire Holdings Ltd.    2.14
 4. Teva Pharmaceutical           2.90    9. CIADEA SA                   2.03
     Industries Ltd.
     (Sponsored A.D.R.)
 5. Central European Media        2.53   10. Cemex, SA de CV (Class B)   1.95
     Enterprises Ltd.                        (Sponsored A.D.R.)


Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund
PERFORMANCE UPDATE 11/30/96                                     CLASS A SHARES


S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
per Share                     11/30/96       11/30/95
                              $13.94         $11.56
Distributions per Share       Income         Short-Term          Long-Term
(11/30/95-11/30/96)           Dividends      Capital Gains       Capital Gains
                                    -                -                    -


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
 (As of November 30, 1996)

Period               Net Asset       Public Offering
                       Value              Price*
Life-of-Fund            5.24%              2.72%
(6/23/94)
1 Year                 20.59              13.61


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of $10,000+


             Pioneer Emerging         MSCI Emerging
               Markets Fund*       Markets Free Index

 6/94             9425                   10000
 8/94            10483                   11940
11/94             9231                   11242
 2/95             7896                    9002
 5/95             8842                    9970
 8/95             9031                    9983
11/95             8847                    9385
 2/96            10203                   10332
 5/96            11122                   10780
 8/96            10509                   10365
11/96            10678                   10347


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,013 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
PERFORMANCE UPDATE 11/30/96                                     CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
 per Share                    11/30/96       11/30/95
                              $  13.73       $  11.47
Distributions per Share       Income         Short-Term          Long-Term
  (11/30/95-11/30/96)         Dividends      Capital Gains       Capital Gains
                                    -                -                    -


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
 (As of November 30, 1996)

Period                 If           If
                      Held       Redeemed*
Life-of-Fund          4.50%         3.34%
(6/23/94)
1 Year               19.70         15.70


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of $10,000+


             Pioneer Emerging         MSCI Emerging
               Markets Fund*       Markets Free Index

 6/94             10000                  10000
 8/94             11112                  11940
11/94              9752                  11242
 2/95              8327                   9002
 5/95              9312                   9970
 8/95              9505                   9983
11/95              9294                   9385
 2/96             10705                  10332
 5/96             11646                  10780
 8/96             10981                  10365
11/96             10835                  10347


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,013 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
PERFORMANCE UPDATE 11/30/96                                     CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
 per Share                    11/30/96       1/31/96
                              $  13.73       $ 13.22
Distributions per Share       Income         Short-Term          Long-Term
  (1/31/96-11/30/96)          Dividends      Capital Gains       Capital Gains
                                    -                -                    -


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Cumulative Total Returns
 (As of November 30, 1996)

Period                 If           If
                      Held       Redeemed*
Life-of-Fund          3.86%         2.86%
(1/31/96)
1 Year               20.59         13.61


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.


[TABULAR REPRESENTATION OF LINE CHART]

Growth of $10,000+


             Pioneer Emerging         MSCI Emerging
               Markets Fund*       Markets Free Index

 1/96             10000                  10000
 2/96              9970                   9841
 3/96              9864                   9918
 4/96             10537                  10314
 5/96             10855                  10268
 6/96             11067                  10332
 7/96             10129                   9626
 8/96             10234                   9872
 9/96             10424                   9958
10/96             10038                   9692
11/96             10286                   9855


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,013 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
PORTFOLIO MANAGEMENT DISCUSSION 11/30/96

D e a r  S h a r e o w n e r ,
-------------------------------------------------------------------------------
The fiscal year ended November 30, 1996, was volatile for emerging stock markets. Markets in Russia, Venezuela, Argentina, Brazil, Taiwan and Hong Kong rose more than 20%, while others - including India, Thailand and Korea - fell 4%-32%. We are pleased to report that Pioneer Emerging Markets Fund performed quite well in what was a rather unpredictable environment. The Fund's Class A Shares delivered a 21% total return for the year, versus an average of 13% for the 85 emerging market funds followed by Lipper Analytical Services for the 12-month period.

Looking Around the Globe for Opportunity

The Fund's return during the fiscal year was derived from a number of countries, reflecting our belief that a diversified portfolio is the best way to pursue opportunity and reduce risk. During the first half of the year, the Fund profited from its relatively large allocations to Argentina, India, Mexico and Poland.

In the last six months of the fiscal year, investments in Brazil, Israel, Russia and Turkey were significant contributors to the Fund's strong performance. Russian equities, which accounted for as much as 12% of the Fund's portfolio at the beginning of July, were standouts. We first purchased Russian holdings in March, well in advance of the June elections, when confidence in Russia's future was at low ebb. As it became clear in the polls that Boris Yeltsin would win the presidential election, the price of Russian stocks soared. The Fund locked in substantial gains when we sold after the market rallied some 150% in U.S. dollar terms from March to July. Later in the period, prices of Russian securities wavered, and so we bought back in with an eye to Russia's still-considerable potential.

There were instances, however, where hindsight shows our decisions to increase asset allocations were premature. The Fund's positions in Korea and Thailand are examples, and the relatively large positions there did offset some of the gains from Russian holdings, although we continue to believe these markets offer substantial potential looking out over the next several years.

Pioneer Emerging Markets Fund

A Diversified Portfolio

We continued to manage the portfolio by investing in countries and stocks we think offer opportunity and are reasonably priced relative to alternatives we see globally. One good example is Telecommunications Brasileiras, Brazil's state-owned holding company for 27 telecommunications operating companies. It is a treasure trove of hidden assets; its subsidiaries are being privatized and restructured. Grupo Iusacell, another example, is a Mexican cellular telephone operator in which Bell Atlantic recently increased its stake. The company's operating performance should improve dramatically as the Mexican economy recovers over the next several years.

In Israel, the Fund holds stock in several truly multinational companies whose products are sold globally and whose manufacturing operations are based in Israel and other countries. These include Tadiran (telecommunications equipment and defense electronics), Teva Pharmaceutical Industries (generic and ethical pharmaceuticals) and ECI Telecommunication (telecommunications equipment). As the Israeli economy recovers from years of deficit spending - and with the Palestinian peace process on track - we expect these stocks will deliver attractive returns.

Other large holdings include companies such as Ek Chor China Motorcycle (manufacturer of motorcycles and carburetors in China), Shandong Huaneng Power (electric power generation) and China Tire Holdings (tire manufacturer). At current stock prices, these companies are trading at reasonable valuations and their operating results should improve if the Chinese economy accelerates in 1997.

Looking Ahead

As we end fiscal year 1996, we are bullish on the prospects for Latin American and Asian stock markets. Brazil is undergoing a major transformation in its economy. The privatization process is moving forward in the electric and telecommunications sectors, and foreign direct investment is on the rise. In both Argentina and Mexico, interest rates are falling and the economy is recovering from the recession triggered by the devaluation of the Mexican peso in December 1994.

Pioneer Emerging Markets Fund
PORTFOLIO MANAGEMENT DISCUSSION 11/30/96                           (continued)

In Asia, we are excited about the prospects for higher economic growth in China. Growth there should have positive implications for Hong Kong and other East Asian economies, including Thailand and Korea. In most of these stock markets, we are seeing valuations near or below those that existed prior to the tremendous emerging market rally of 1993. Bearish sentiment abounds in many of these countries, particularly in Korea, Thailand and India. Currently, stocks are trading at 1992 and 1993 price levels, even after many companies have improved their products, increased efficiencies and expanded capacity through substantial capital spending. As a result, stocks are trading at very attractive valuation levels.

When investing on your behalf, we never overlook the risks that are part and parcel of emerging markets - currency fluctuations, social and economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Despite these challenges, we believe emerging markets offer the potential for substantial gains. The stage has been set by the dramatic corrections various markets experienced from 1994 through 1996 - notably Korea, Thailand and India - and weak prices in many other emerging stock markets over the past several years. Barring a major correction in the U.S. market, emerging stock markets around the globe should do well over the next several years. Should a correction occur in the U.S. stock market, we believe emerging markets would also suffer in the short-term. In the longer run, however, we are convinced they have the potential to outperform the U.S. or other established markets. In any event, we expect our disciplined investment process, which involves both top-down asset allocation by country and bottom-up company specific analysis, will prove valuable in our efforts to deliver good results to shareowners in the coming years.


Respectfully,

/s/ Mark H. Madden

Mark H. Madden,
Portfolio Manager

Pioneer Emerging Markets Fund
SCHEDULE OF INVESTMENTS 11/30/96

SCHEDULE OF INVESTMENTS 11/30/96 (continued)

Shares                                                                Value
                INVESTMENT IN SECURITIES - 98.3%
                PREFERRED STOCKS - 13.2%
  93,000,000    Banco Bradesco SA                                 $   675,218
      59,450    Centrais Electricas Brasileiras SA (Class B)
                (Sponsored A.D.R.)                                    981,074
   1,410,000    Cia Cimento Portland Itau                             402,662
  28,000,000    Companhia Energetica de Minas Gerais                  902,614
      37,000    Companhia Vale Do Rio Doce (Sponsored A.D.R.)         771,798
  84,000,000    Ericsson Telecomunicacoes SA                        1,309,197
     610,000    Itausa Investimentos Itau SA NPV                      454,695
      30,010    L.G. Securities Co., Ltd.*                            213,594
  50,600,000    Metal Leve SA*                                        401,665
      15,700    Multicanal Participacoes SA (A.D.R.)*                 221,763
  60,900,000    OSA SA                                                400,891
  11,100,000    Petrobras Distribuidora SA                          1,525,847
 999,900,000    Randon Participacoes SA                               522,697
       8,000    Samsung Display Devices Co.                           273,445
      25,940    Shin Won Corp.                                        275,375
      45,000    Telecommunications Brasileiras SA
                (Sponsored A.D.R.)                                  3,408,750
  16,910,000    Unibanco                                              464,902
                                                                  -----------
                Total Preferred Stocks
                (Cost $15,288,382)                                $13,206,187
                                                                  -----------
                COMMON STOCKS - 84.9%
                Basic Industries - 5.9%
                Chemicals - 0.5%
     325,800    Corimon S.A.C.A. (Sponsored A.D.R.)*              $   214,800
          50    Grasim Industries Ltd.                                    537
     407,500    Indo Gulf Fertilizers and Chemicals Corp., Ltd.
                (G.D.R.)                                              244,500
       4,279    Reliance Industries Ltd.                               21,651
                                                                  -----------
                                                                  $   481,488
                                                                  -----------
                Containers - 0.9%
   2,930,000    M.C. Packaging Ltd.                               $   956,835
                                                                  -----------
                Forest Products - 0.3%
     190,000    ITC Bhadrachalam Paperboards Ltd.                 $   279,240
                                                                  -----------
                Iron & Steel - 0.9%
   1,335,000    NTS Steel Groups Co., Ltd.*                       $   588,037
     969,300    Sahaviriya Steel Industries Public Co., Ltd.*         341,563

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
SCHEDULE OF INVESTMENTS 11/30/96                                 (continued)

    Shares                                                           Value

                Iron & Steel - (continued)
       3,000    Tata Iron & Steel Co., Ltd.                        $   12,870
                                                                   ----------
                                                                   $  942,470
                                                                   ----------
                Metals & Mining - 0.8%
      11,400    Hindalco Industries Ltd.                           $  187,729
      28,000    Hindalco Industries Ltd. (G.D.R.)*                    571,200
                                                                   ----------
                                                                   $  758,929
                                                                   ----------
                Paper Products - 0.4%
      83,500    Asia Pacific Resources International Holding
                Ltd.*                                              $  417,500
      30,856    PT Indah Kiat Pulp & Paper Corp.                       22,369
                                                                   ----------
                                                                   $  439,869
                                                                   ----------
                Tire & Rubber - 2.1%
     227,000    China Tire Holdings Ltd.                           $2,099,750
                                                                   ----------
                Total Basic Industries                             $5,958,581
                                                                   ----------
                Capital Goods - 5.9%
                Construction & Engineering - 5.1%
      75,000    Apasco, SA de CV                                   $  498,288
     265,000    Cemex, SA de CV (Class B) (Sponsored A.D.R.)        1,912,969
  19,500,000    EGE Seramik Sanayi ve Ticaret AS*                     666,830
      69,000    Empresas ICA Sociodad Contradadora SA De CV
                (Sponsored A.D.R.)*                                   991,875
     426,000    PT United Tractors                                    908,316
      20,000    Siam City Cement                                      133,122
                                                                   ----------
                                                                   $5,111,400
                                                                   ----------
                Producer Goods - 0.8%
      50,000    Zag Industries Ltd.*                               $  806,250
                                                                   ----------
                Total Capital Goods                                $5,917,650
                                                                   ----------
                Consumer Durables - 4.4%
                Motor Vehicles - 4.4%
     455,900    CIADEA SA*                                         $1,997,641
     308,600    EK Chor China Motorcycle Co., Ltd.                  2,275,925
     100,000    Mirgor Sacifia (Class C) (Sponsored A.D.R.)*          137,500
                                                                   ----------
                Total Consumer Durables                            $4,411,066
                                                                   ----------
                Consumer Non-Durables - 3.8%
                Beverages - 1.1%
     485,000    Embotelladores del Valle de Anahuac SA (Class
                B)*                                                $  282,256
     245,000    Jugos de Valle SA (B Series)*                         380,531
      10,000    Panamerican Beverages, Inc.                           467,500
                                                                   ----------
                                                                   $1,130,287
                                                                   ----------

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

    Shares                                                           Value
                                                                    ---------
                Retail Non-Food - 1.9%
     536,300    Cifra, SA de CV (Series B)*                       $   737,098
   1,025,000    PT Matahari Putra Prima                             1,158,316
                                                                  -----------
                                                                  $ 1,895,414
                                                                  -----------

                Textiles/Clothes - 0.8%
     347,700    Asia Fiber Co., Ltd.                              $   123,884
      26,890    Shin Won Corp.                                        655,260
                                                                  -----------
                                                                  $   779,144
                                                                  -----------
                Total Consumer Non-Durables                       $ 3,804,845
                                                                  -----------
                Financial - 24.2%
                Brokerage - 1.5%
      29,343    Daewoo Securities Co., Ltd.                       $   477,870
      40,000    L.G. Securities Co., Ltd.*                            521,141
      40,000    Sangyong Investment Securities Co.*                   487,364
                                                                  -----------
                                                                  $ 1,486,375
                                                                  -----------
                Commercial Banks - 10.4%
   2,633,000    Akbank T.A.S.                                     $   295,843
      13,000    Banco Totta & Acores (B Shares)                       228,959
     202,000    Banco Wiese Ltd. (Sponsored A.D.R.)                 1,161,500
     273,200    Commercial Bank of Korea                            1,885,161
     250,000    Dah Sing Financial Holdings Ltd.                    1,005,561
     450,000    First Bangkok City Bank Public Co., Ltd.              502,144
     430,575    Grupo Financiero Banamex Accival SA de CV
                (Class L)*                                            780,680
     376,000    Korea First Bank*                                   2,177,212
     415,000    PT Pan Indonesia Bank                                 455,704
     685,000    Siam City Bank Public Co., Ltd.                       804,604
       2,300    State Bank of India Ltd.                               14,052
      65,000    State Bank of India Ltd. (G.D.R.)*                  1,057,875
                                                                  -----------
                                                                  $10,369,295
                                                                  -----------
                Misc. Finance - 7.8%
     361,000    CMIC Finance and Securities Co., Ltd.             $   692,586
     270,000    Dhana Siam Finance and Securities Public Co.,
                Ltd.                                                  819,287
     255,000    Finance One Public Co., Ltd.                          728,842
  72,092,000    Global Menkul Degerler AS                             739,586
   1,870,000    Grupo Financiero Bancomer (B Shares)*                 751,604
      54,000    Grupo Financiero Inbursa, SA de CV (B Shares)         171,852

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
SCHEDULE OF INVESTMENTS 11/30/96                                 (continued)

    Shares                                                           Value
                Misc. Finance - (continued)
     147,000    Hong Leong Finance Ltd.                           $   509,390
      65,000    Industrial Credit & Investment Corp. of India
                Ltd. (G.D.R.)*                                        560,625
     385,000    National Finance & Securities Co., Ltd.               881,835
     346,200    Pakistan Investment Fund Inc.*                      1,904,100
                                                                  -----------
                                                                  $ 7,759,707
                                                                  -----------
                Insurance - 3.0%
     130,000    Ayudhya Life Insurance Co.                        $   508,996
     285,000    Malaysian Assurance Alliance Bhd.                   1,409,774
     450,000    National Mutual Asia Ltd.                             410,308
     141,000    National Mutual Holdings Ltd.*                        198,543
     195,000    Pacific & Orient Bhd.                                 497,725
                                                                  -----------
                                                                  $ 3,025,346
                                                                  -----------
                Real Estate - 1.5%
     656,000    China Resources Beijing Land Ltd.*                $   407,243
     167,000    New World Development Co., Ltd.                     1,128,524
                                                                  -----------
                                                                  $ 1,535,767
                                                                  -----------
                Total Financial                                   $24,176,490
                                                                  -----------
                Services - 10.0%
                Health & Personal Care - 0.1%
       2,600    Nu Skin Asia Pacific Inc.*                        $    77,025
                                                                  -----------
                Hotel/Restaurant - 0.5%
     876,000    Cafe de Coral Holdings Ltd.                       $   254,915
      40,000    Overseas Union Enterprise Ltd.                        196,791
                                                                  -----------
                                                                  $   451,706
                                                                  -----------
                Broadcasting & Media - 5.2%
      88,900    Central European Media Enterprises Ltd.*          $ 2,489,200
  75,000,000    Medya Holding*                                        879,336
     245,000    Television Broadcasting Ltd.                          941,089
      63,000    TV Filme, Inc.*                                       866,250
                                                                  -----------
                                                                  $ 5,175,875
                                                                  -----------
                Pharmaceuticals - 3.7%
      29,000    Elan Corp. Plc (Sponsored A.D.R.)*                $   862,750
      61,500    Teva Pharmaceutical Industries Ltd. (Sponsored
                A.D.R.)                                             2,844,375
                                                                  -----------
                                                                  $ 3,707,125
                                                                  -----------
                Misc. Services - 0.5%
     180,000    Hong Kong Aircraft Engineering Co., Ltd.          $   520,305
                                                                  -----------
                Total Services                                    $ 9,932,036
                                                                  -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

    Shares                                                           Value
                Technology - 1.6%
                Computer Services - 0.4%
    107,500     Oshap Technologies, Ltd.*                          $  436,719
                                                                   ----------

                Electronics - 1.2%
     14,000     Samsung Display Devices Co.                        $  887,964
     19,200     Shinawatra Computer Co., Plc                          254,090
                                                                   ----------
                                                                   $1,142,054
                                                                   ----------
                Total Technology                                   $1,578,773
                                                                   ----------
                Transportation - 0.5%
                Ships & Shipping - 0.5%
     66,700     Transportacion Maritima Mexicana SA de CV
                (Series L) (Sponsored A.D.R.)                      $  458,562
                                                                   ----------
                Total Transportation                               $  458,562
                                                                   ----------
                Utilities - 25.3%
                Electric Utility - 4.2%
  3,200,000     Centrais Electricas Brasileira SA                  $1,022,265
    140,000     Hongkong Electric Holdings Ltd.                       449,043
     56,000     Huaneng Power International, Inc. (Series N)
                (Sponsored A.D.R.)*                                 1,022,000
    177,100     Shandong Huaneng Power Co., Ltd.
                (Sponsored A.D.R.)                                  1,704,587
                                                                   ----------
                                                                   $4,197,895
                                                                   ----------
                Telecommunications - 21.1%
     50,000     Compania Anonima Nacional Telefonos de Venezuela
                (Class D) (Sponsored A.D.R.)*                      $1,268,750
  2,516,946     Champion Technology Holdings Ltd.                     442,712
    144,000     ECI Telecommunications Ltd.                         2,880,000
    352,500     Grupo Iusacell SA (Series L) (Sponsored A.D.R.)*    3,304,687
    315,000     Hong Kong Telecommunications Ltd.                     545,913
      1,340     Korea Mobile Telecommunication Corp.                1,356,606
     45,000     Mahanagar Telephone Nigam Ltd.                        271,471
  3,200,000     Netas-Northern Elektrik Telekomunikasyon AS           680,020
    164,600     Shinawatra Satellite Public Co., Ltd.                 228,786
     66,500     Tadiran Ltd. (Sponsored A.D.R.)                     1,770,563
     45,950     Telecom Argentina Stet-France Telecom SA (Class
                B) (Sponsored A.D.R.)                               1,809,281
    202,000     TelecomAsia Corp. Public Co., Ltd.*                   419,177

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
SCHEDULE OF INVESTMENTS 11/30/96                                 (continued)

    Shares                                                           Value
                Telecommunications - (continued)
  26,900,000    Telecomunicacoes Brasileiras SA                   $ 1,731,704
      58,000    Telefonica de Argentina SA (Class B)
                (Sponsored A.D.R.)                                  1,479,000
      45,000    Telefonica de Espana                                  985,258
  10,000,000    Teletas Telekomunikasyon Endustrive Ticaret AS*       830,484
      40,000    Vimpel-Communications (Sponsored A.D.R.)*           1,100,000
                                                                  -----------
                                                                  $21,104,412
                                                                  -----------
                Total Utilities                                   $25,302,307
                                                                  -----------
                Miscellaneous - 3.3%
     124,000    Benpres Holdings Corp. (G.D.R.)*                  $   936,200
   3,000,000    Koc Holdings AS                                       615,535
  59,429,000    Net Holding AS                                      1,712,902
                                                                  -----------
                SCHEDULE OF INVESTMENTS 11/30/96
                (continued)Total Miscellaneous                    $ 3,264,637
                                                                  -----------
                Total Common Stocks
                (Cost $88,007,509)                                $84,804,947
                WARRANTS - 0.2%
     114,000    Overseas Union Enterprise Ltd., 07/20/98*         $   170,695
     102,648    PT Indah Kiat Pulp & Paper Corp., 04/13/01*            29,328
                                                                  -----------
                Total Warrants
                (Cost $240,673)                                   $   200,023
                                                                  -----------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $103,536,564) (a)                           $98,211,157
                                                                  -----------
   Principal
     Amount
                TEMPORARY CASH INVESTMENT - 1.7%
                Commercial Paper - 1.7%
  $1,680,000    Household Financial Corp., 5.75%, 12/2/96         $ 1,680,000
                                                                  -----------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $1,680,000)                                 $ 1,680,000
                                                                  -----------
                TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                CASH INVESTMENT - 100%
                (Cost $105,216,564) (b)                           $99,891,157
                                                                  -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

* Non-income producing security

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

Brazil                                   16.4%
Hong Kong                                11.7
Mexico                                   10.9
South Korea                               9.4
Israel                                    8.9
Thailand                                  7.2
Turkey                                    6.5
Argentina                                 5.5
India                                     3.3
Indonesia                                 3.1
China                                     2.8
Bermuda                                   2.5
Malaysia                                  1.9
Pakistan                                  1.9
Venezuela                                 1.5
Peru                                      1.2
Russia                                    1.1
Spain                                     1.0
Others (individually less than 1%)        3.2
                                        -----
                                        100.0%
                                        -----


(b) At November 30, 1996, the net unrealized loss on investments based on cost for federal income tax purposes of $105,292,272 was as follows:

    Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost           $  6,248,837
    Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value            (11,649,952)
                                                                ------------
    Net unrealized loss                                         $ (5,401,115)
                                                                ------------


Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1996 aggregated $154,367,861 and $78,606,561, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
BALANCE SHEET 11/30/96

ASSETS:
 Investment in securities, at value (including temporary
  cash investments of $1,680,000) (cost $105,216,564)           $ 99,891,157
 Cash                                                                797,474
 Foreign currencies, at value                                      2,613,838
 Receivables -
   Fund shares sold                                                1,116,567
   Dividends, interest and foreign taxes withheld                     93,981
 Other                                                                 1,539
                                                                ------------
  Total assets                                                  $104,514,556
                                                                ------------
LIABILITIES:
 Payables -
  Investment securities purchased                               $  2,195,596
  Fund shares repurchased                                            122,002
 Due to affiliates                                                   154,939
 Accrued expenses                                                    117,980
                                                                ------------
  Total liabilities                                             $  2,590,517
                                                                ------------
NET ASSETS:
 Paid-in capital                                                $100,423,103
 Accumulated undistributed net realized gain on investments
  and foreign currency transactions                                6,826,288
 Net unrealized loss on investments                               (5,325,407)
 Net unrealized gain on forward foreign currency contracts
  and other assets and liabilities denominated in foreign
  currencies                                                              55
                                                                ------------
   Total net assets                                             $101,924,039
                                                                ------------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
 Class A (based on $56,465,072/4,049,512 shares)                $      13.94
                                                                ------------
 Class B (based on $39,892,773/2,904,984 shares)                $      13.73
                                                                ------------
 Class C (based on $5,566,194/405,469 shares)                   $      13.73
                                                                ------------
Maximum Offering Price:
 Class A                                                        $      14.79
                                                                ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
STATEMENT OF OPERATIONS
For the Year Ended 11/30/96

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
  $79,171)                                          $   786,847
  Interest (net of foreign taxes withheld of $1,011)    162,262
                                                    -----------
    Total investment income                                      $   949,109
                                                                 -----------
EXPENSES:
 Management fees                                    $   734,703
 Transfer agent fees
  Class A                                               107,648
  Class B                                                70,798
  Class C                                                 5,780
 Distribution fees
  Class A                                                86,365
  Class B                                               206,898
  Class C                                                23,551
 Accounting                                             153,065
 Custodian fees                                         227,032
 Registration fees                                       75,632
 Professional fees                                      138,126
 Printing                                                24,230
 Fees and expenses of nonaffiliated trustees             16,858
 Miscellaneous                                           48,000
                                                    -----------
  Total expenses                                                 $ 1,918,686
  Less management fees waived
    by Pioneering Management Corporation                            (409,378)
  Less fees paid indirectly                                          (21,984)
                                                                 -----------
  Net expenses                                                   $ 1,487,324
                                                                 -----------
   Net investment loss                                           $  (538,215)
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments (net of capital gains taxes paid of
   $177,168)                                        $ 8,583,064
  Forward foreign currency contracts and other
   assets  and liabilities denominated in foreign
   currencies                                          (163,561) $ 8,419,503
                                                    -----------  -----------
 Change in net unrealized loss from:
  Investments                                       $(3,455,569)
  Forward foreign currency contracts and other
   assets  and liabilities denominated in foreign
   currencies                                            25,443  $(3,430,126)
                                                    -----------  -----------
  Net gain on investments and foreign currency
   transactions                                                  $ 4,989,377
                                                                 -----------
  Net increase in net assets resulting from
   operations                                                    $ 4,451,162
                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 11/30/96 and 11/30/95


                                                              Year Ended       Year Ended
                                                               11/30/96         11/30/95
FROM OPERATIONS:
Net investment income (loss)                                 $   (538,215)    $     19,075
Net realized gain (loss) on investments and foreign
  currency transactions                                         8,419,503       (1,124,331)
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                (3,430,126)         372,226
                                                             ------------     ------------
  Net increase (decrease) in net assets resulting from
    operations                                               $  4,451,162     $   (733,030)
                                                             ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.00 and $0.06 per share, respectively)          $     --         $    (74,851)
  Class B ($0.00 and $0.03 per share, respectively)                     -          (11,716)
Net realized gain:
  Class A ($0.00 and $0.13 per share, respectively)                     -         (175,464)
  Class B ($0.00 and $0.13 per share, respectively)                     -          (52,148)
                                                             ------------     ------------
   Total distributions to shareholders                       $     --         $   (314,179)
                                                             ------------     ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $113,084,559     $ 21,995,056
Reinvestment of distributions                                           -          273,812
Cost of shares repurchased                                    (36,695,790)     (21,538,201)
                                                             ------------     ------------
  Net increase in net assets resulting from fund share
    transactions                                             $ 76,388,769     $    730,667
                                                             ------------     ------------
ADDITIONAL PAID-IN CAPITAL                                   $     14,845     $     --
                                                             ------------     ------------
Net increase (decrease) in net assets                        $ 80,854,776     $   (316,542)
NET ASSETS:
Beginning of year                                              21,069,263       21,385,805
                                                             ------------     ------------
End of year (including accumulated net investment
  loss of $0 and $3,984, respectively)                       $101,924,039     $ 21,069,263
                                                             ------------     ------------

                                   '96 Shares     '96 Amount      '95 Shares      '95 Amount
Class A
Shares sold                         4,732,811    $ 65,088,650      1,402,890     $ 15,895,702
Reinvestment of distributions               -               -         18,565          217,663
Less shares repurchased            (2,016,882)    (27,460,481)    (1,482,458)     (16,889,924)
                                   ----------    ------------     ----------     ------------
  Net increase (decrease)           2,715,929    $ 37,628,169        (61,003)    $   (776,559)
                                   ----------    ------------     ----------     ------------
Class B
Shares sold                         3,061,963    $ 41,971,587        539,792     $  6,099,354
Reinvestment of distributions               -               -          4,819           56,149
Less shares repurchased              (650,489)     (8,752,592)      (405,299)      (4,648,277)
                                   ----------    ------------     ----------     ------------
  Net increase                      2,411,474    $ 33,218,995        139,312     $  1,507,226
                                   ----------    ------------     ----------     ------------
Class C*
Shares sold                           441,727    $  6,024,322
Reinvestment of distributions               -               -
Less shares repurchased               (36,258)       (482,717)
                                   ----------    ------------
  Net increase                        405,469    $  5,541,605
                                   ----------    ------------

* Class C shares were first publicly offered on January 31, 1996.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
FINANCIAL HIGHLIGHTS 11/30/96


                                                    Year Ended   Year Ended   6/23/94 to
                                                     11/30/96     11/30/95    11/30/94(a)
CLASS A
Net asset value, beginning of period                 $ 11.56      $ 12.24       $ 12.50
                                                     -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                        $ (0.07)     $  0.04       $  0.08
 Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        2.45        (0.53)        (0.34)
                                                     -------      -------       -------
  Net increase (decrease) from    investment
   operations                                        $  2.38      $ (0.49)      $ (0.26)
Distributions to shareholders from:
 Net investment income                                     -        (0.06)            -
 Net realized gain                                         -        (0.13)            -
                                                     -------      -------       -------
Net increase (decrease) in net asset value           $  2.38      $ (0.68)      $ (0.26)
                                                     -------      -------       -------
Net asset value, end of period                       $ 13.94      $ 11.56       $ 12.24
                                                     -------      -------       -------
Total return*                                          20.59%       (4.07%)       (2.08%)
Ratio of net expenses to average net assets             2.28%+       2.27%+        2.25%**
Ratio of net investment income (loss) to  average
  net assets                                           (0.61%)+      0.24%+        1.85%**
Portfolio turnover rate                                  143%         247%          259%**
Average commission rate paid(1)                      $0.0003      $   --        $   --
Net assets, end of period (in thousands)             $56,465      $15,411       $17,067
Ratios assuming no waiver of management  fees and
  assumption of expenses by PMC  and no reduction
  for fees paid indirectly:
 Net expenses                                           3.00%        3.95%         4.13%**
 Net investment loss                                   (1.33%)      (1.44%)       (0.03%)**
Ratios assuming waiver of management fees  and
  assumption of expenses by PMC and  reduction
  for fees paid indirectly:
 Net expenses                                           2.25%        2.25%            -
 Net investment income (loss)                          (0.58%)       0.27%            -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

**  Annualized.

 +  Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
FINANCIAL HIGHLIGHTS 11/30/96


                                                 Year Ended   Year Ended   6/23/94 to
                                                  11/30/96     11/30/95    11/30/94(a)
CLASS B
Net asset value, beginning of period              $ 11.47       $12.19      $  12.50
                                                  -------       ------      --------
Increase (decrease) from investment
   operations:
 Net investment income (loss)                     $ (0.03)      $(0.04)     $   0.02
 Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                     2.29        (0.52)        (0.33)
                                                  -------       ------      --------
  Net increase (decrease) from    investment
  operations                                      $  2.26       $(0.56)     $  (0.31)
Distributions to shareholders from:
 Net investment income                                  -        (0.03)            -
 Net realized gain                                      -        (0.13)            -
                                                  -------       ------      --------
Net increase (decrease) in net asset value        $  2.26       $(0.72)     $  (0.31)
                                                  -------       ------      --------
Net asset value, end of period                    $ 13.73       $11.47      $  12.19
                                                  -------       ------      --------
Total return*                                       19.70%       (4.62%)       (2.48%)
Ratio of net expenses to average net assets          3.00%+       3.00%+        3.33%**
Ratio of net investment income (loss) to
   average net assets                               (1.47%)+     (0.47%)+       0.77%**
Portfolio turnover rate                               143%         247%          259%**
Average commission rate paid(1)                   $0.0003            -             -
Net assets, end of period (in thousands)          $39,893       $5,658      $  4,319
Ratios assuming no waiver of management  fees
  and assumption of expenses by PMC  and no
  reduction for fees paid indirectly:
 Net expenses                                        3.66%        4.57%         5.21%**
 Net investment loss                                (2.13%)      (2.05%)       (1.11%)**
Ratios assuming waiver of management fees  and
  assumption of expenses by PMC and  reduction
  for fees paid indirectly:
 Net expenses                                        2.96%        2.96%            -
 Net investment loss                                (1.43%)      (0.43%)           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

**  Annualized.

 +  Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

Pioneering Emerging Markets Fund
FINANCIAL HIGHLIGHTS 11/30/96


                                                                             1/31/96 to
                                                                              11/30/96
CLASS C(a)
Net asset value, beginning of period                                          $ 13.22
                                                                              -------
Increase (decrease) from investment operations:
 Net investment loss                                                          $ (0.09)
 Net realized and unrealized gain on investments and foreign currency
    transactions                                                                 0.60
                                                                              -------
Net increase in net asset value                                               $  0.51
                                                                              -------
Net asset value, end of period                                                $ 13.73
                                                                              -------
Total return*                                                                    3.86%
Ratio of net expenses to average net assets                                      2.91%**+
Ratio of net investment loss to average net assets                              (1.51%)**+
Portfolio turnover rate                                                           143%
Average commission rate paid(1)                                               $0.0003
Net assets, end of period (in thousands)                                      $ 5,566
Ratios assuming no waiver of management fees
   by PMC and no reduction for fees paid indirectly:
 Net expenses                                                                    3.48%**
 Net investment loss                                                            (2.08%)**
Ratios assuming waiver of management fees by PMC
   and reduction for fees paid indirectly:
 Net expenses                                                                    2.86%**
 Net investment loss                                                            (1.46%)**

(a) Class C shares were first publicly offered on January 31, 1996.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
NOTES TO FINANCIAL STATEMENTS 11/30/96

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open- end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing primarily in securities of issuers in countries with emerging economies or securities markets.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the data in the exercise of reasonable

Pioneer Emerging Markets Fund

  diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

  The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Pioneer Emerging Markets Fund
NOTES TO FINANCIAL STATEMENTS 11/30/96 (continued)

D. Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended November 30, 1996, the Fund paid $177,168 in capital gains taxes on the sale of certain foreign securities.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At November 30, 1996, the Fund reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions $542,199 and $1,386 to accumulated net investment loss and paid-in capital, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

  The Fund hereby designates $223,512 as a capital gain dividend for the purposes of the dividend paid deduction.

E. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $86,393 in underwriting commissions on the sale of fund shares during the year ended November 30, 1996.

Pioneer Emerging Markets Fund

F. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Emerging Markets Fund
NOTES TO FINANCIAL STATEMENTS 11/30/96 (continued)

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1996, $74,238 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $22,731 in transfer agent fees payable to PSC at November 30, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $57,970 in distribution fees payable to PFD at November 30, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended November 30, 1996, CDSCs in the amount of $46,478 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1996, the Fund's expenses were reduced by $21,984 under such arrangements.

6. Other

During the year ended November 30, 1996, PMC reimbursed the Fund $14,845 in connection with cost incurred on certain portfolio transactions.

Pioneer Emerging Markets Fund

To the Shareholders and the Board of Trustees of Pioneer Emerging Markets Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund as of November 30, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 3, 1997

Pioneer Emerging Markets Fund
NOTES TO FINANCIAL STATEMENTS 11/30/96

T r u s t e e s ' F e e s , P r i n c i p a l S h a r e h o l d e r s a n d S h a r e O w n e r s h i p o f T r u s t e e s a n d
O f f i c e r s  ( U n a u d i t e d )

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended November 30, 1996 was $3,351, plus expenses incurred in attending trustees meetings of $9,424. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At year-end, the trustees and officers of the Fund owned beneficially 8,291 of Class A shares of the Fund (0.2% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at year end.

Pioneer Emerging Markets Fund

Trustees                         Officers
John F. Cogan, Jr.               John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.           President
Margaret B.W. Graham             David D. Tripple, Executive Vice President
John W. Kendrick                 Norman Kurland, Senior Vice President
Marguerite A. Piret              William H. Keough, Treasurer
David D. Tripple                 Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareholder Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                         1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                      1-800-225-4321

Retirement plans information                              1-800-622-0176

Telecommunications Device for the Deaf (TDD)              1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                         1-800-225-4240

Our Internet e-mail address                         ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.

(PIONEER LOGO)

Pioneer Funds Distributor, Inc.       0197-3854
60 State Street                       (c) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109           [Recycle Logo] Printed on Recycled Paper